UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 28, 2006

              CSAB Mortgage-Backed Trust 2006-2

(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130884-04	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                                No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The consolidated balance sheets of Financial Security Assurance Holding Ltd. and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holding Ltd. (which was filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2006 (Commission File No. 1-12644),  the unaudited consolidated financial statements of Financial Security Assurance Holding Ltd. and subsidiaries for the three-month period ended March 31, 2006 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holding Ltd.  for the period ended March 31, 2006 (which was filed with the Commission on May 15, 2006), and for the six-month period ended June 30, 2006 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holding Ltd.  for the period ended June 30, 2006 (which was filed with the Commission on August 14, 2006) and the Current Reports on Form 8-K filed with the Commission on September 1, 2006, as they relate to Financial Security Assurance Holding Ltd., are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement.

Item 9.01.

Financial Statements and Exhibits.

(99)

Not applicable.

(99)

Not applicable.

(99)

Exhibits:

23.1

Consent of PricewaterhouseCoopers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Director

Dated: September 28, 2006

EXHIBIT INDEX

Exhibit No.

Description

23.1

Consent of PricewaterhouseCoopers